UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2014

CLEARBRIDGE

VARIABLE EQUITY

INCOME PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objectives

The Portfolio’s primary investment objective is to provide a high level of current income. Long-term capital appreciation is its secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Variable Equity Income Portfolio for the six-month reporting period ended June 30, 2014. Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

II	ClearBridge Variable Equity Income Portfolio

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. At the beginning of the six months ended June 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the initial reading for second quarter GDP growth, released after the reporting period ended, was 4.0%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including increased private inventory investment and exports, as well as an acceleration in personal consumption expenditures and an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period. After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, the PMI moved up the next four months and was 55.4 in May 2014, and slipped to 55.3 in June, with fifteen of the eighteen industries within the PMI expanding.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment then ticked up to 6.7% in February and held steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% from May through June 2014, matching the lowest level since 1978. The number of longer-term unemployed, however, declined, as 32.8% of the 9.5 million Americans looking for work in June 2014 had been out of work for more than six months. In contrast, 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

ClearBridge Variable Equity Income Portfolio	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next four meetings (January, March, April and June 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on July 30, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in August, it will buy a total of $25 billion per month ($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were brief periods of volatility, the U.S. stock market generated strong results during the reporting period. A number of macro issues, including some weak global economic data and geopolitical concerns caused the market to decline in January 2014. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. The market was highly resilient and posted positive returns from March through June 2014. All told, for the six months ended June 30, 2014, the S&P 500 Indexv gained 7.14%. The S&P 500 Index has now tripled since its low in 2009.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended June 30, 2014, with the Russell Midcap Indexvi returning 8.67%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexvii, returned 7.27% and small-cap stocks, as measured by the Russell 2000 Indexviii, rose 3.19%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 5.98% and 7.95%, respectively.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.38%. It fell as low as 0.30% in early February 2014, and was as high as 0.51% on June 17, 2014, before ending the period at 0.47%. The yield on the

IV	ClearBridge Variable Equity Income Portfolio

ten-year Treasury began the period at 3.04%, its peak for the period. The ten-year Treasury fell as low as 2.44% on May 28, 2014 and ended the period at 2.53%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period, rallying in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March as interest rates moved higher. However, the reporting period ended on an upbeat note as the spread sectors generated positive results from April through June. The overall bond market, as measured by the Barclays U.S. Aggregate Indexxi, gained 3.93% during the six months ended June 30, 2014.

Performance review

For the six months ended June 30, 2014, Class I shares of ClearBridge Variable Equity Income Portfolio1 returned 7.15%. The Portfolio’s unmanaged benchmark, the Russell 3000 Value Index, returned 7.95% for the same period. The Lipper Variable Equity Income Funds Category Average2 returned 6.87% over the same time frame.

Performance Snapshot as of June 30, 2014 (unaudited)
6 months
ClearBridge Variable Equity Income Portfolio[1]:
Class I	7.15%
Class II	7.13%
Russell 3000 Value Index	7.95%
Lipper Variable Equity Income Funds Category Average[2]	6.87%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class I and Class II shares were 0.82% and 1.06%, respectively.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 65 funds in the Portfolio’s Lipper category.

ClearBridge Variable Equity Income Portfolio	V

Investment commentary (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Investments in fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	ClearBridge Variable Equity Income Portfolio

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ClearBridge Variable Equity Income Portfolio	VII

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2014 and December 31, 2013. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report	1

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, service and/or distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2014 and held for the six months ended June 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	7.15%	$1,000.00	$1,071.50	0.81%	$4.16	Class I	5.00%	$1,000.00	$1,020.78	0.81%	$4.06
Class II	7.13	1,000.00	1,071.30	0.96	4.93	Class II	5.00	1,000.00	1,020.03	0.96	4.81

2	ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report

[1]	For the six months ended June 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2014

ClearBridge Variable Equity Income Portfolio

Security	Shares	Value
Common Stocks — 94.0%
Consumer Discretionary — 7.8%
Automobiles — 1.1%
Ford Motor Co.	111,320	$1,919,157
Honda Motor Co., Ltd., ADR	72,000	2,519,280
Total Automobiles		4,438,437
Media — 4.9%
Comcast Corp., Special Class A Shares	164,760	8,786,651
Time Inc.	14,625	354,217	*
Time Warner Inc.	117,000	8,219,250
Walt Disney Co.	25,140	2,155,504
Total Media		19,515,622
Specialty Retail — 1.8%
Home Depot Inc.	86,000	6,962,560
Total Consumer Discretionary		30,916,619
Consumer Staples — 10.3%
Beverages — 1.8%
Anheuser-Busch InBev NV, ADR	45,230	5,198,736
PepsiCo Inc.	22,850	2,041,419
Total Beverages		7,240,155
Food & Staples Retailing — 2.5%
Costco Wholesale Corp.	25,500	2,936,580
Wal-Mart Stores Inc.	92,570	6,949,230
Total Food & Staples Retailing		9,885,810
Food Products — 2.0%
Nestle SA, ADR	103,000	8,000,010
Household Products — 4.0%
Kimberly-Clark Corp.	77,850	8,658,477
Procter & Gamble Co.	92,340	7,257,001
Total Household Products		15,915,478
Total Consumer Staples		41,041,453
Energy — 10.9%
Energy Equipment & Services — 2.9%
Schlumberger Ltd.	97,710	11,524,894
Oil, Gas & Consumable Fuels — 8.0%
Chevron Corp.	65,444	8,543,714
Exxon Mobil Corp.	117,932	11,873,394
Occidental Petroleum Corp.	29,670	3,045,032
Spectra Energy Corp.	195,420	8,301,442
Total Oil, Gas & Consumable Fuels		31,763,582
Total Energy		43,288,476

See Notes to Financial Statements.

4	ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report

ClearBridge Variable Equity Income Portfolio

Security	Shares	Value
Financials — 12.6%
Consumer Finance — 1.6%
American Express Co.	66,750	$6,332,573
Diversified Financial Services — 3.0%
Berkshire Hathaway Inc., Class B Shares	94,450	11,953,592	*
Insurance — 3.3%
MetLife Inc.	111,966	6,220,831
Travelers Cos. Inc.	75,050	7,059,953
Total Insurance		13,280,784
Real Estate Investment Trusts (REITs) — 4.2%
American Tower Corp.	98,270	8,842,335
Simon Property Group Inc.	18,000	2,993,040
Washington Prime Group Inc.	9,000	168,660	*
Weyerhaeuser Co.	143,990	4,764,629
Total Real Estate Investment Trusts (REITs)		16,768,664
Thrifts & Mortgage Finance — 0.5%
People’s United Financial Inc.	121,660	1,845,582
Total Financials		50,181,195
Health Care — 9.4%
Biotechnology — 1.0%
Amgen Inc.	33,500	3,965,395
Health Care Providers & Services — 2.3%
UnitedHealth Group Inc.	111,080	9,080,790
Pharmaceuticals — 6.1%
Bristol-Myers Squibb Co.	42,220	2,048,092
Johnson & Johnson	83,990	8,787,034
Merck & Co. Inc.	101,000	5,842,850
Pfizer Inc.	252,840	7,504,291
Total Pharmaceuticals		24,182,267
Total Health Care		37,228,452
Industrials — 15.9%
Aerospace & Defense — 1.8%
Raytheon Co.	77,140	7,116,165
Air Freight & Logistics — 2.9%
C.H. Robinson Worldwide Inc.	82,380	5,255,020
United Parcel Service Inc., Class B Shares	63,360	6,504,538
Total Air Freight & Logistics		11,759,558

See Notes to Financial Statements.

ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2014

ClearBridge Variable Equity Income Portfolio

Security	Shares	Value
Commercial Services & Supplies — 1.8%
Waste Management Inc.	158,810	$7,103,571
Industrial Conglomerates — 7.2%
3M Co.	66,850	9,575,594
General Electric Co.	365,120	9,595,354
United Technologies Corp.	82,280	9,499,226
Total Industrial Conglomerates		28,670,174
Road & Rail — 2.2%
Union Pacific Corp.	86,140	8,592,465
Total Industrials		63,241,933
Information Technology — 11.3%
Communications Equipment — 2.3%
QUALCOMM Inc.	116,510	9,227,592
Electronic Equipment, Instruments & Components — 1.1%
Corning Inc.	201,360	4,419,852
IT Services — 1.5%
Automatic Data Processing Inc.	74,950	5,942,036
Semiconductors & Semiconductor Equipment — 1.5%
Intel Corp.	130,400	4,029,360
Texas Instruments Inc.	41,680	1,991,887
Total Semiconductors & Semiconductor Equipment		6,021,247
Software — 3.2%
Microsoft Corp.	208,511	8,694,909
Oracle Corp.	100,900	4,089,477
Total Software		12,784,386
Technology Hardware, Storage & Peripherals — 1.7%
Apple Inc.	45,850	4,260,840
EMC Corp.	87,150	2,295,531
Total Technology Hardware, Storage & Peripherals		6,556,371
Total Information Technology		44,951,484
Materials — 6.1%
Chemicals — 3.6%
E.I. du Pont de Nemours & Co.	72,000	4,711,680
Ecolab Inc.	18,490	2,058,677
PPG Industries Inc.	26,730	5,617,309
Praxair Inc.	15,040	1,997,914
Total Chemicals		14,385,580
Metals & Mining — 1.1%
Freeport-McMoRan Copper & Gold Inc.	115,000	4,197,500

See Notes to Financial Statements.

6	ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report

ClearBridge Variable Equity Income Portfolio

Security		Shares	Value
Paper & Forest Products — 1.4%
International Paper Co.		109,850	$5,544,129
Total Materials			24,127,209
Telecommunication Services — 4.4%
Diversified Telecommunication Services — 3.8%
AT&T Inc.		188,730	6,673,493
Verizon Communications Inc.		175,835	8,603,607
Total Diversified Telecommunication Services			15,277,100
Wireless Telecommunication Services — 0.6%
Vodafone Group PLC, Sponsored ADR		69,780	2,329,954
Total Telecommunication Services			17,607,054
Utilities — 5.3%
Electric Utilities — 1.0%
NextEra Energy Inc.		38,930	3,989,546
Gas Utilities — 1.2%
UGI Corp.		92,000	4,646,000
Multi-Utilities — 3.1%
CenterPoint Energy Inc.		158,000	4,035,320
National Grid PLC		278,130	3,998,330
Wisconsin Energy Corp.		88,210	4,138,813
Total Multi-Utilities			12,172,463
Total Utilities			20,808,009
Total Common Stocks (Cost — $255,584,187)			373,391,884

	Rate
Convertible Preferred Stocks — 0.5%
Financials — 0.5%
Insurance — 0.5%
MetLife Inc. (Cost — $1,696,033)	5.000%	64,270	2,054,069
Master Limited Partnerships — 3.4%
Financials — 0.6%
Blackstone Group LP		67,000	2,240,480
Global Infrastructure — 2.8%
Brookfield Infrastructure Partners LP		167,310	6,980,173
Brookfield Renewable Energy Partners LP		101,684	3,005,588
Brookfield Renewable Energy Partners LP		37,490	1,110,829
Total Global Infrastructure			11,096,590
Total Master Limited Partnerships (Cost — $10,014,999)			13,337,070
Total Investments before Short-term Investments (Cost — $267,295,219)			388,783,023

See Notes to Financial Statements.

ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2014

ClearBridge Variable Equity Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Short-term Investments — 3.0%
Repurchase Agreements — 3.0%
Interest in $2,100,000,000 joint tri-party repurchase agreement dated 6/30/14 with RBS Securities Inc.; Proceeds at maturity — $10,782,335; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 7/15/14 to 2/15/42; Market value — $10,997,984)	0.050%	7/1/14	$10,782,320	$10,782,320
Interest in $243,197,000 joint tri-party repurchase agreement dated 6/30/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $1,248,682; (Fully collateralized by various U.S. government obligation, 0.000% due 8/15/17 to 11/15/42; Market value — $1,286,140)	0.050%	7/1/14	1,248,680	1,248,680
Total Short-Term Investments (Cost — $12,031,000)				12,031,000
Total Investments — 100.9% (Cost — $279,285,302#)				400,814,023
Liabilities in Excess of Other Assets — (0.9)%				(3,675,324)
Total Net Assets — 100.0%				$397,138,699

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

8	ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2014

Assets:
Investments, at value (Cost — $279,285,302)	$400,814,023
Cash	40,225
Dividends and interest receivable	841,879
Receivable for Portfolio shares sold	37,285
Prepaid expenses	1,339
Total Assets	401,734,751

Liabilities:
Payable for securities purchased	4,049,856
Investment management fee payable	243,257
Payable for Portfolio shares repurchased	187,522
Service and/or distribution fees payable	35,418
Trustees’ fees payable	1,011
Foreign currency overdraft, at value (Cost — $3)	3
Accrued expenses	78,985
Total Liabilities	4,596,052
Total Net Assets	$397,138,699

Net Assets:
Par value (Note 7)	$258
Paid-in capital in excess of par value	330,186,687
Undistributed net investment income	5,033,888
Accumulated net realized loss on investments and foreign currency transactions	(59,613,736)
Net unrealized appreciation on investments and foreign currencies	121,531,602
Total Net Assets	$397,138,699

Shares Outstanding:
Class I	7,007,255
Class II	18,831,149

Net Asset Value:
Class I	$15.34
Class II	$15.38

See Notes to Financial Statements.

ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended June 30, 2014

Investment Income:
Dividends	$7,297,094
Interest	2,744
Less: Foreign taxes withheld	(77,536)
Total Investment Income	7,222,302

Expenses:
Investment management fee (Note 2)	1,427,123
Service and/or distribution fees (Notes 2 and 5)	345,549
Shareholder reports	29,416
Legal fees	23,377
Fund accounting fees	18,471
Audit and tax	16,599
Trustees’ fees	14,336
Transfer agent fees (Note 5)	6,717
Insurance	3,906
Custody fees	2,278
Miscellaneous expenses	2,561
Total Expenses	1,890,333
Less: Fee waivers and/or expense reimbursements (Note 5)	(138,220)
Net Expenses	1,752,113
Net Investment Income	5,470,189

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	8,261,626
Foreign currency transactions	660
Net Realized Gain	8,262,286
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	12,903,590
Foreign currencies	1,751
Change in Net Unrealized Appreciation (Depreciation)	12,905,341
Net Gain on Investments and Foreign Currency Transactions	21,167,627
Increase in Net Assets From Operations	$26,637,816

See Notes to Financial Statements.

10	ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report

Statement of changes in net assets

For the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	2014	2013

Operations:
Net investment income	$5,470,189	$6,034,800
Net realized gain	8,262,286	18,306,411
Change in net unrealized appreciation (depreciation)	12,905,341	55,536,987
Increase in Net Assets From Operations	26,637,816	79,878,198

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,200,015)	(5,700,033)
Decrease in Net Assets From Distributions to Shareholders	(1,200,015)	(5,700,033)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	13,035,909	48,984,587
Reinvestment of distributions	1,200,015	5,700,033
Cost of shares repurchased	(27,635,099)	(54,353,032)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(13,399,175)	331,588
Increase in Net Assets	12,038,626	74,509,753

Net Assets:
Beginning of period	385,100,073	310,590,320
End of period*	$397,138,699	$385,100,073
*Includesundistributed net investment income of:	$5,033,888	$763,714

See Notes to Financial Statements.

ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report	11

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$14.36	$11.59	$10.45	$10.01	$9.27	$7.79

Income from operations:
Net investment income	0.22	0.23	0.28	0.32	0.34	0.23
Net realized and unrealized gain	0.81	2.77	1.20	0.46	0.79	1.53
Total income from operations	1.03	3.00	1.48	0.78	1.13	1.76

Less distributions from:
Net investment income	(0.05)	(0.23)	(0.34)	(0.34)	(0.39)	(0.28)
Total distributions	(0.05)	(0.23)	(0.34)	(0.34)	(0.39)	(0.28)

Net asset value, end of period	$15.34	$14.36	$11.59	$10.45	$10.01	$9.27
Total return[3]	7.15%	25.94%	14.21%	7.90%	12.26%	22.90%

Net assets, end of period (000s)	$107,519	$107,054	$96,726	$102,983	$82,543	$85,386

Ratios to average net assets:
Gross expenses	0.81%[4]	0.82%	0.82%	0.83%	0.88%	0.87%
Net expenses[5]	0.81 [4,6]	0.82 [6]	0.82 [7]	0.83 [7,8]	0.88 [8]	0.87 [8]
Net investment income	2.98 [4]	1.81	2.44	3.16	3.63	2.76

Portfolio turnover rate	9%	34%	22%	47%	35%	153%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective January 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]

As a result of an expense limitation arrangement, effective May 1, 2011, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.88% until December 31, 2012.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00% until May 1, 2011.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 171% for the year ended December 31, 2009.

See Notes to Financial Statements.

12	ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class II Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$14.40	$11.63	$10.48	$10.04	$9.28	$7.80

Income from operations:
Net investment income	0.21	0.22	0.26	0.30	0.33	0.22
Net realized and unrealized gain	0.82	2.76	1.21	0.47	0.79	1.53
Total income from operations	1.03	2.98	1.47	0.77	1.12	1.75

Less distributions from:
Net investment income	(0.05)	(0.21)	(0.32)	(0.33)	(0.36)	(0.27)
Total distributions	(0.05)	(0.21)	(0.32)	(0.33)	(0.36)	(0.27)

Net asset value, end of period	$15.38	$14.40	$11.63	$10.48	$10.04	$9.28
Total return[3]	7.13%	25.68%	14.08%	7.71%	12.24%	22.66%

Net assets, end of period (000s)	$289,620	$278,046	$213,864	$179,486	$170,848	$157,443

Ratios to average net assets:
Gross expenses	1.06%[4]	1.06%	1.07%	1.07%	1.13%	1.10%
Net expenses[5,6]	0.96 [4,7]	0.96 [7]	0.97 [8]	0.97 [8,9]	1.03 [9]	1.00 [9]
Net investment income	2.84 [4]	1.66	2.30	2.94	3.50	2.62

Portfolio turnover rate	9%	34%	22%	47%	35%	153%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective January 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]

As a result of an expense limitation arrangement, effective May 1, 2011, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.03% until December 31, 2012.

[9]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.25% until May 1, 2011.

[10]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 171% for the year ended December 31, 2009.

See Notes to Financial Statements.

ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Variable Equity Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

14	ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report	15

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$373,391,884	—	—	$373,391,884
Convertible preferred stocks	2,054,069	—	—	2,054,069
Master limited partnerships	13,337,070	—	—	13,337,070
Total long-term investments	$388,783,023	—	—	$388,783,023
Short-term investments†	—	$12,031,000	—	12,031,000
Total investments	$388,783,023	$12,031,000	—	$400,814,023

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.

16	ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report

Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange

ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report	17

Notes to financial statements (cont’d)

restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and

18	ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Portfolio’s sub-adviser. Western Asset Management Company (“Western Asset”) manages the Portfolio’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
Up to $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Portfolio.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 1.00% and 1.25%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that

ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report	19

Notes to financial statements (cont’d)

would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$46,773,865
Sales	31,457,210

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$122,770,361
Gross unrealized depreciation	(1,241,640)
Net unrealized appreciation	$121,528,721

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2014, the Portfolio did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the Class II shares. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees†	Transfer Agent Fees
Class I	—	$3,463
Class II	$345,549	3,254
Total	$345,549	$6,717

†	During the six months ended June 30, 2014, LMIS waived a portion of its distribution fees equal to 0.10% of the daily net assets of Class II shares of the Portfolio, resulting in a waiver of $138,220. The distribution plan fee waiver can be terminated at any time.

20	ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report

6. Distributions to shareholders by class

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Net Investment Income:
Class I	$327,145	$1,706,289
Class II	872,870	3,993,744
Total	$1,200,015	$5,700,033

7. Shares of beneficial interest

At June 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	440,074	$6,444,772	1,150,065	$15,182,617
Shares issued on reinvestment	21,665	327,145	122,681	1,706,289
Shares repurchased	(909,068)	(13,256,230)	(2,163,867)	(28,281,991)
Net decrease	(447,329)	$(6,484,313)	(891,121)	$(11,393,085)
Class II
Shares sold	454,253	$6,591,137	2,590,451	$33,801,970
Shares issued on reinvestment	57,653	872,870	286,508	3,993,744
Shares repurchased	(983,159)	(14,378,869)	(1,969,812)	(26,071,041)
Net increase (decrease)	(471,253)	$(6,914,862)	907,147	$11,724,673

8. Capital loss carryforward

As of December 31, 2013, the Portfolio had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(65,024,599)

This amount will be available to offset any future taxable capital gains.

ClearBridge Variable Equity Income Portfolio 2014 Semi-Annual Report	21

ClearBridge

Variable Equity Income Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent**

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.
**	Effective on or about September 8, 2014, BNY Mellon Investment Servicing (US) Inc. will serve as the Portfolio’s transfer agent.

ClearBridge Variable Equity Income Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

ClearBridge Variable Equity Income Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926. (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Variable Equity Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012834 8/14 SR14-2262

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 21, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 21, 2014